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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 1999


                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
              ----------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  ---------------------------------------------
                      (Issuer with respect to Certificates)

         New York                              33-93570                        13-4994650
----------------------------          ------------------------            -------------------
(State or other jurisdiction          (Commission File Number)              (IRS Employer
    of incorporation)                                                     Identification No.)


            270 Park Avenue, New York, New York         10017
         ----------------------------------------     ---------
         (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000




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Item 5.  Other Events:


     Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

     On December 15, 1999, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits        Description
             ----------      -----------

             20.1 Monthly Statement to Certificateholders with respect to the December 15, 1999 distribution.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 23, 1999

                                    The Chase Manhattan Bank,
                                      as Servicer

                                    By: Chase Manhattan Mortgage Corporation


                                    By: /s/ Richard P. Dargan
                                        ---------------------------------
                                    Name:   Richard P. Dargan
                                    Title:  Vice President





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                             INDEX TO EXHIBITS
                             -----------------


Exhibit No.                  Description
-----------                  -----------------
20.1                         Statement to Certificateholders dated December 15,
                             1999 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.